UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2022
_______________________
Allogene Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-38693	82-3562771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
210 East Grand Avenue, South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 457-2700
(Former name or former address, if changed since last report.)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALLO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 15, 2022, Allogene Therapeutics, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders (the "Annual Meeting"). As of April 18, 2022, the record date for the Annual Meeting, 143,598,970 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors

The Company’s stockholders elected the four persons listed below as Class I Directors, each to serve until the Company’s 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Elizabeth Barrett	86,700,701	24,264,620	14,654,190
Arie Belldegrun, M.D.	95,783,741	15,181,580	14,654,190
David Bonderman	93,127,834	17,837,487	14,654,190
David Chang, M.D., Ph.D.	104,313,693	6,651,628	14,654,190

Proposal 2. Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,325,400	7,596,094	43,827	14,654,190

Proposal 3. Approval of the Increase in Number of Authorized Shares of Common Stock

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Authorized Shares Amendment”) to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,141,179	1,186,153	292,179	0

On June 16, 2022, the Company filed the Authorized Shares Amendment with the Secretary of State of the State of Delaware. A copy of the Authorized Shares Amendment is filed as Exhibit 3.1 to this report.

Proposal 4. Approval of the Stock Option Exchange Program

The Company’s stockholders approved the stock option exchange program described in the proxy statement for the Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,394,629	33,536,201	34,491	14,654,190

Proposal 5. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,514,754	49,928	54,829	0

Proposal 6. Approval of the Authorization to Adjourn the Annual Meeting, if Necessary, to Solicit Additional Proxies in Favor of Proposal 3

The Company’s stockholders approved the authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposal 3. As Proposal 3 was approved by the stockholders, this proposal is moot. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,274,472	14,260,033	85,006	0
Item 9.01    Financial Statements and Exhibits.

(d)
Exhibit Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
104	The cover page of this report has been formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOGENE THERAPEUTICS, INC.

By:	/s/ David Chang, M.D., Ph.D.
David Chang, M.D., Ph.D.
President, Chief Executive Officer
Dated: June 17, 2022